SUPPLEMENT DATED NOVEMBER 22, 2023

TO THE SUMMARY PROSPECTUS and STATUTORY PROSPECTUS

DATED AUGUST 31, 2023

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Global Income Fund

(the “Fund”)

This supplement revises the Fund’s Summary Prospectus and Statutory Prospectus, each dated August 31, 2023, as amended to date, and should be read in conjunction with such Summary Prospectus and Statutory Prospectus.

Restated Average Annual Total Return Table

I.

This Supplement provides corrected information regarding the average annual total returns of the Morningstar Global Income Blended Index. The Average Annual Total Returns table is hereby replaced in its entirety with the following:

Average Annual Total Return (For the period ended December 31, 2022)	1 Year	Since Inception 11/2/2018
Institutional
Return Before Taxes	-11.16%	3.61%
Return After Taxes on Distributions	-13.26%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	-5.72%	2.43%
Morningstar Global Income Blended Index[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	-16.98%	3.10%
[1]

The Morningstar Global Income Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.

Please retain this supplement for future reference.